                                     EXHIBIT 23.2









                            INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Analogy, Inc.:

We consent to the use of our report, dated May 13, 1996, incorporated herein by reference.


                             /s/ KPMG PEAT MARWICK LLP

                             KPMG PEAT MARWICK LLP



Portland, Oregon
May 19, 1997